UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 9, 2004


                                     0-13063
                            (Commission File Number)

                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                                       81-0422894
    (State of Incorporation)                              (IRS Employer
                                                      Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)

                         ______________________________


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

A.  Tender Offer and Consent Solicitation

      Scientific Games Corporation (the "Company") issued a press release dated December 9, 2004 announcing that, in connection with the tender offer and consent solicitation for any and all of its outstanding 12 1/2% Senior Subordinated Notes due 2010 (CUSIP No. 053323AJ0) (the "Notes"), it has received sufficient consents from the registered holders of outstanding Notes to amend the indenture governing the Notes. The Company also announced that it has determined the price to be paid on its tender offer for the outstanding Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      Nothing in this report should be construed as an offer to purchase any outstanding Notes, as such offer is only being made upon the terms and is subject to the conditions set forth in the Company's Offer to Purchase and Solicitation of Consents dated November 24, 2004 and the related Letter of Transmittal and Consent, nor a solicitation of consents.

B.  Senior Subordinated Notes

      The Company issued a press release dated December 9, 2004 announcing that it has priced $200 million of 6.25% Senior Subordinated Notes due 2012 to be issued in a private offering to qualified institutional buyers in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). A copy of the press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

      The information contained in this report is neither an offer to sell nor a solicitation of an offer to buy any of the senior subordinated notes. The senior subordinated notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any such state securities laws.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits

      99.1  Press Release of Scientific Games Corporation dated December 9,
            2004.

      99.2  Press Release of Scientific Games Corporation dated December 9,
            2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SCIENTIFIC GAMES CORPORATION


Date: December 10, 2004                By: /s/ Martin E. Schloss
                                          -----------------------------
                                          Name:   Martin E. Schloss
                                          Title:  Vice President and General
                                                  Counsel

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------

99.1          Press Release of Scientific Games Corporation dated December 9,
              2004.

99.2          Press Release of Scientific Games Corporation dated December 9,
              2004.